R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s TCG BDC, Inc. Quarterly Earnings Presentation SEPTEMBER 30, 2021

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Disclaimer and Forward-Looking Statement This presentation (the “Presentation”) has been prepared by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on November 3, 2021 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. TCG BDC is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts TCG BDC Highlights TCG BDC OVERVIEW • Middle-market lending oriented BDC externally managed by The Carlyle Group (1) • Current market capitalization of $755 million (2) (NASDAQ listed; ticker: CGBD) • Consistent track record of delivering sustainable income to shareholders, with earnings well in excess of base dividend and upside provided by regular recurring supplemental dividends INVESTMENT STRATEGY • Directly originate private credit investments with a focus on U.S. private equity finance • Maintain appropriately diversified, defensively constructed portfolio of primarily senior secured debt instruments • Utilize Carlyle's extensive platform resources to generate differentiated results for shareholders DEFENSIVELY POSITIONED PORTFOLIO • Well-diversified by issuer and industry: top 10 borrowers and top 3 industries are 20% and 29% of exposure, respectively • Heavily concentrated in first lien loans, of which ~90% contain a financial covenant • Approximately half the exposure of broader markets to cyclical industries BENEFITS OF CARLYLE • Founded in 1987, Carlyle is a leading global alternative asset manager with $293bn of AUM • Carlyle’s Global Credit segment, with $66 billion of AUM, has a 20-year track record of successful leveraged finance market investing • Carlyle’s broad capabilities, scaled capital base, and depth of expertise create sustainable competitive advantages across market environments Source: The Carlyle Group. As of September 30, 2021 unless otherwise stated. (1) TCG BDC is externally managed by the Investment Adviser, which is a wholly-owned subsidiary of The Carlyle Group. (2) As of November 1, 2021 3

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • Net investment income was $0.39 per common share, again comfortably exceeding the quarterly base dividend of $0.32 • Strong credit performance resulted in net realized/unrealized gains of $26 million, or $0.48 per share • NAV per common share increased 3.2% to $16.65 per share at 3Q21, from $16.14 at 2Q21, and is 0.5% higher than the 4Q19 NAV of $16.56 prior to the onset of the pandemic • Credit performance remains strong and the fundamentals for COVID impacted borrowers continued to improve • Total investments at fair value of $1.9 billion at 3Q21, up 4.1% compared to 2Q21 • Active deal environment resulted in new investment activity of $273 million with a weighted average yield on debt investments of 8.0% • Repayments of $135 million and strategic sales of $88 million, with a combined weighted average yield on debt investments of 7.6% Portfolio & Investment Activity Third Quarter Results • Paid 3Q21 base dividend of $0.32 plus a supplemental dividend of $0.06 per share, resulting in a LTM dividend yield of 8.8% based on quarter-end NAV • Declared 4Q21 base dividend of $0.32 plus a supplemental dividend of $0.07 per share • Share repurchases in 3Q21 totaled 0.5 million shares for $6.8 million, contributing $0.02 per share of accretion to net asset value • 3Q21 net financial leverage of 1.07x, essentially flat to 2Q21 and at the lower end of 1.0x-1.4x target range Dividend & Capital Activity Q3 2021 Quarterly Results 4

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts 66% 18% 3% 14% First Lien Debt Second Lien Debt Equity Investments Investment Funds 20% 21% 46% 14% Top 10 Investments Next 11-25 Investments Remaining Investments Investment Funds Portfolio Highlights Note: Totals may not sum due to rounding. (1) Excludes the Company’s commitments to fund capital to Middle Market Credit Fund, LLC ("Credit Fund"), which is not consolidated with the Company. (2) Weighted average yields of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for TCG BDC do not include TCG BDC’s investment in Credit Fund or Credit Fund II. (3) % of fair value of first and second lien debt. Total Investments and Commitments ($mm) $2,131 Unfunded Commitments (1) ($mm) $183 Total Investments at Fair Value ($mm) $1,948 Yield of Debt Investments at Cost (2) (%) 7.69 % Yield of Debt Investments at Fair Value (2) (%) 7.92 % Number of Investments 163 Number of Portfolio Companies 123 Floating / Fixed (3) (%) 98.5% / 1.5% 5 KEY STATISTICS ASSET MIX DIVERSIFICATION BY BORROWER INDUSTRY 11% 9% 9% 6% 6% 5% 4% 14% 37%Healthcare & Pharmaceuticals Aerospace & Defense High Tech Industries Business Services Software Beverage, Food & Tobacco Hotel, Gaming & Leisure Investment Funds All Others

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Note: The net asset value per share and dividends declared per share are based on the common shares outstanding at each respective quarter-end. Net investment income per common share and net change in realized and unrealized appreciation (depreciation) per common share are based on the weighted average number of common shares outstanding for the period. Totals may not sum due to rounding. (1) Net of the preferred dividend. (2) Excludes equity investments. (3) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (4) Reflects cumulative convertible preferred securities as equity, net of excess cash held at period end, which was $54.7 million on September 30, 2021. (5) Reflects cumulative convertible preferred securities as debt. These securities are considered "senior securities" for the purposes of calculating asset coverage pursuant to the Investment Company Act. (Dollar amounts in thousands, except per share data) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Key Metrics per Common Share Net Investment Income (1) $ 0.36 $ 0.38 $ 0.36 $ 0.38 $ 0.39 Net Realized & Unrealized Gains (Losses) 0.22 0.28 0.29 0.39 0.48 Net Income (Loss) 0.58 0.66 0.65 0.77 0.87 Dividends Paid 0.37 0.36 0.37 0.36 0.38 Impact of Share Repurchases — 0.08 0.03 0.02 0.02 Net Asset Value $ 15.01 $ 15.39 $ 15.70 $ 16.14 $ 16.65 Common Shares Outstanding (in thousands) Weighted Average Shares Outstanding for the Period 56,309 55,961 55,039 54,538 53,955 Shares Outstanding at End of Period 56,309 55,320 54,809 54,210 53,714 Portfolio Highlights Total Investments at Fair Value $1,948,173 $1,825,749 $1,841,634 $1,872,311 $1,948,206 Number of Portfolio Companies 114 117 119 118 123 Average Size of Investment in Portfolio Company (Notional) (2) $18,380 $16,200 $16,389 $16,533 $16,358 Weighted Average all-in Yield on Debt Investments at Amortized Cost (3) 7.44% 7.57% 7.63% 7.73% 7.69 % Weighted Average all-in Yield on Debt Investments at Fair Value (3) 7.94% 8.01% 7.99% 8.01% 7.92 % Financial Position (at Quarter End) Net Assets $895,222 $901,363 $910,520 $924,831 $944,394 Debt 1,074,806 983,923 945,475 1,001,234 1,061,815 Net Financial Leverage (4) 1.20x 1.06x 1.04x 1.03x 1.07x Statutory Debt To Equity (5) 1.33x 1.21x 1.16x 1.21x 1.25x 6 Financial Performance Summary

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands and based on par/principal) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Originations and Net Investment Activity Investment Fundings $ 60,826 $ 256,675 $ 151,422 $ 215,426 $ 276,955 Unfunded Commitments, Net Change 7,706 24,184 (356) 27,255 6,582 Sales and Repayments (36,441) (400,016) (3) (149,050) (202,624) (215,120) Net Investment Activity $ 32,091 $ (119,157) $ 2,016 $ 40,057 $ 68,417 Originations by Asset Type (1) First Lien Debt 99.4% 82.3% 65.0% 85.2% 78.6 % Second Lien Debt — % 17.2% 34.6% 5.8% 21.3 % Equity Investments 0.6% 0.5% 0.4% 9.0% 0.2 % Total Investment Portfolio at Fair Value (2) First Lien Debt 73.1% 67.0% 66.6% 66.5% 65.5 % Second Lien Debt 14.8% 15.6% 16.3% 16.7% 18.1 % Equity Investments 1.7% 1.9% 1.9% 2.9% 2.7 % Investment Funds 10.5% 15.5% 15.2% 13.9% 13.7% 7 Origination Activity Detail Please refer to the Company’s Form 10-Q for the quarter ended September 30, 2021 (“Form 10-Q”) for more information. No assurance is given that the Company will continue to achieve comparable results. (1) Excludes activity related to the Investment Funds. (2) At quarter end. (3) Includes sales of $247 million to Credit Fund II at its formation.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Investment Income Interest income $ 33,114 $ 32,242 $ 29,725 $ 30,443 $ 33,039 Payment-In-Kind interest income 1,810 1,821 2,125 2,318 2,441 Income from Credit Funds 5,750 6,478 7,528 7,488 7,523 Other income 2,110 2,973 1,470 2,407 759 Total investment income $ 42,784 $ 43,514 $ 40,848 $ 42,656 $ 43,762 Expenses Management fees (1) $ 7,134 $ 7,063 $ 6,800 $ 6,991 $ 7,233 Incentive fees (2) 4,322 4,480 4,257 4,420 4,516 Interest expense and credit facility fees 8,019 8,562 7,494 7,560 7,954 Other expenses 1,688 1,466 1,494 1,909 1,810 Excise tax expense 387 34 124 139 163 Net expenses $ 21,550 $ 21,605 $ 20,169 $ 21,019 $ 21,676 Net investment income $ 21,234 $ 21,909 $ 20,679 $ 21,637 $ 22,086 Net realized and change in unrealized gains (losses) 12,374 16,254 15,225 21,231 25,534 Net income (loss) $ 33,608 $ 38,163 $ 35,904 $ 42,868 $ 47,620 Net investment income per Common Share $ 0.36 $ 0.38 $ 0.36 $ 0.38 $ 0.39 Net income (loss) per Common Share $ 0.58 $ 0.66 $ 0.65 $ 0.77 $ 0.87 8 Quarterly Operating Results Detail (1) Beginning October 1, 2017, the base management fee is calculated at an annual rate of 1.50% of the Company’s gross assets, excluding cash and cash equivalents but including assets acquired through the use of leverage. In addition, on August 6, 2018, the Company's Board of Directors approved a one-third (0.50%) reduction in the 1.50% annual base management fee rate charged by the Investment Adviser on assets financed using leverage in excess of 1.0x debt to equity. Effective July 1, 2018, the reduced annual fee of 1.00% applies to the average value of the Company's gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (i) 200% and (ii) the average value of the Company's net asset value at the end of the two most recently completed calendar quarters. (2) Effective October 1, 2017, the Investment Adviser agreed to charge 17.5% instead of 20% with respect to the entire calculation of the incentive fee. Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may decline. Refer to the consolidated financial statements included in Part I, Item 1 of the Company’s Form 10-Q for additional details.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Assets Investments—non-controlled/non-affiliated, at fair value $ 1,737,044 $ 1,509,271 $ 1,528,400 $ 1,579,256 $ 1,643,584 Investments—non-controlled/affiliated, at fair value — 26,180 27,650 28,562 30,410 Investments—controlled/affiliated, at fair value 211,129 290,298 285,584 264,493 274,212 Total investments, at fair value 1,948,173 1,825,749 1,841,634 1,872,311 1,948,206 Cash, cash equivalents and restricted cash 37,088 68,419 35,493 59,404 46,164 Receivable for investment sold/repaid 74 4,313 1,192 5,769 23,235 Deferred financing costs 3,651 3,633 3,502 3,386 3,256 Interest Receivable from non-controlled/non-affiliated Investments 12,791 12,634 12,948 11,388 13,486 Interest Receivable from non-controlled/affiliated Investments — 569 580 578 581 Interest and Dividend Receivable from controlled/affiliated Investments 5,754 6,480 7,925 7,961 7,866 Prepaid expenses and other assets 856 816 813 1,369 1,376 Total assets $ 2,008,387 $ 1,922,613 $ 1,904,087 $ 1,962,166 $ 2,044,170 Liabilities & Net Assets Secured borrowings $ 513,332 $ 347,949 $ 309,397 $ 365,060 $ 425,545 2015-1R Notes payable, net of unamortized debt issuance costs 446,474 446,536 446,598 446,659 446,721 Senior Notes, net of unamortized debt issuance costs 115,000 189,438 189,480 189,515 189,549 Payable for investments purchased — 809 12,818 875 68 Interest and credit facility fees payable 3,405 2,439 2,427 2,463 3,045 Dividend payable 20,830 19,892 20,280 19,502 20,388 Base management and incentive fees payable 11,473 11,549 11,047 11,391 11,752 Administrative service fees payable 85 85 202 373 661 Other accrued expenses and liabilities 2,566 2,553 1,318 1,497 2,047 Total liabilities $ 1,113,165 $ 1,021,250 $ 993,567 $ 1,037,335 $ 1,099,776 Net assets $ 895,222 $ 901,363 $ 910,520 $ 924,831 $ 944,394 Total liabilities & net assets $ 2,008,387 $ 1,922,613 $ 1,904,087 $ 1,962,166 $ 2,044,170 Net Asset Value Per Common Share $15.01 $15.39 $15.70 $16.14 $16.65 9 Quarterly Balance Sheet Detail Please refer to the Company’s Form 10-Q for more information.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Portfolio Composition - Credit FundKey Statistics - Credit Fund Diversification by Borrower Investment Funds Update (14% of TCG BDC Portfolio) (1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (2) % of fair value of first and second lien debt. Total Investments and Commitments ($mm) $1,202 Unfunded Commitments ($mm) $124 Total Investments at Fair Value ($mm) $1,078 Yield of Debt Investments (%) (1) 6.1 % Number of Investments 56 First Lien Exposure (%) 100% Floating / Fixed (%) (2) 100.0% / 0.0% Dividend Yield to TCG BDC 10 % Industry 10 Key Statistics - Credit Fund II Portfolio Composition - Credit Fund II Diversification by Borrower Industry Total Investments and Commitments ($mm) $244 Unfunded Commitments ($mm) $0 Total Investments at Fair Value ($mm) $244 Yield of Debt Investments (%) (1) 7.3 % Number of Investments 36 First Lien Exposure (%) (2) 89% Floating / Fixed (%) (3) 97.8% / 2.2% Dividend Yield to TCG BDC 13%

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. Net investment income is also net of the preferred dividend. Totals may not sum due to rounding. Net Asset Value Per Share Bridge YTD Q3 2021 Q3 2021 11 $15.39 $1.13 $(1.11) $1.14 $0.07 $16.65 December 31, 2020 NAV Net Investment Income Dividend Declared Net Realized and Unrealized Gain (Loss) Impact of Share Repurchases September 30, 2021 NAV $16.14 $0.39 $(0.38) $0.48 $0.02 $16.65 June 30, 2021 NAV Net Investment Income Dividend Declared Net Realized and Unrealized Gain (Loss) Impact of Share Repurchases September 30, 2021 NAV

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • As of September 30, 2021, four borrowers were on non-accrual status, representing 3.5% of total investments at fair value and 5.1% at amortized cost. Risk Rating Distribution Rating Definition 1 Borrower is operating above expectations, and the trends and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost bases is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers. 3 Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default. 4 Borrower is operating materially below expectations and the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan’s risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. Portfolio Risk Ratings (Dollar amounts in millions) March 31, 2021 June 30, 2021 September 30, 2021  Internal Risk Rating Fair Value % of Fair Value  Fair Value % of Fair Value  Fair Value % of Fair Value  1 $ 19.1 1.3% $ 6.0 0.4% $ 3.8 0.2% 2 1,097.9 71.9% 1,157.7 74.3% 1,245.1 76.5% 3 324.9 21.3% 333.7 21.4% 311.8 19.2% 4 49.6 3.2% 26.5 1.7% 28.1 1.7% 5 34.5 2.3% 35.2 2.3% 39.4 2.4 % Total $ 1,526.0 100.0% $ 1,559.1 100.0% $ 1,628.1 100.0% 12

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (1) Refer to Notes 7 and 8 to the consolidated financial statements included in Part I, Item 1 of the Company's Form 10-Q for additional details. (2) Size represents maximum principal amount of the facility and is subject to availability under the facility, which is based on certain advance rates multiplied by the value of certain portfolio investments of the Company or Credit Fund (subject to certain concentration limitations) and may be net of certain other indebtedness that the Company, Credit Fund or Credit Fund II may incur in accordance with the terms of the facility. Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”) is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements. (3) Weighted average interest rate, including amortization of debt issuance costs on the 2015-1R Notes for the quarter ended September 30, 2021. (4) Carlyle Direct Lending CLO 2015-1R LLC, the issuer, is a wholly-owned and consolidated subsidiary of the Company. (5) MMCF Warehouse II, LLC, is a wholly-owned and consolidated subsidiary of Credit Fund. Prior to August 2021, borrowings bore interest at a rate of L+115 bps. (6) Middle Market Credit Fund II SPV, LLC (the "Credit Fund II Sub") is a wholly-owned and consolidated subsidiary of Credit Fund II. (7) Pricing varies by class under the terms of the facility agreement. (8) Refer to Note 10 to the consolidated financial statements included in Part I, Item 1 of the Company's Form 10-Q for additional details. Funding and Capital Management Overview Size Original Tenor / Maturity Date Pricing Credit Facility (2) $688 million 5 years (4 year revolving); maturity date 10/28/25 L+2.25% / 37.5 bps unused fee 2015-1R Notes (2) (4) $449 million 10/15/2031 2.27% (3) 2019 Senior Unsecured Notes $115 million 12/31/2024 4.75% Fixed 2020 Senior Unsecured Notes $75 million 12/31/2024 4.50% Fixed Credit Fund Sub Facility (2) $640 million 6 years (3 years revolving); maturity date 5/22/2024 L+2.25% / 50-75 bps unused fee Credit Fund Warehouse II Facility(5) $150 million 3 years (2 years revolving); maturity date 8/16/2022 L+1.50% Credit Fund II Sub Facility (6) $158 million 11/3/2030 L+2.73% (7) Overview of Financing Facilities (1) 13 80% 40% % of Committed Balance Sheet Leverage Utilized % of Utilized Balance Sheet Leverage Mark-To-Market Cumulative Convertible Preferred Stock (8) Price Shares Outstanding Dividend Convertible Feature $25 per share / $50 million total 2,000,000 7.0% Cash or 9.0% PIK Convertible at the option of the holder at the Liquidation Preference divided by $9.48